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                                                                  EXHIBIT 23.14

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of our report dated February 17, 1998, relating to the financial statements of Crest International, LLC which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Shinners, Hucovski & Company

Green Bay, Wisconsin
July 23, 1998